EXHIBIT 99.5 (a)

Application Form for Individual Flexible Premium Deferred Variable Annuity Contract (Form A9808 8/98)

                                                                 EXHIBIT 99.5(a)

       "DRAFT"                                                    PACIFIC VALUE
[PACIFIC LIFE LOGO]                                            VARIABLE ANNUITY
                                                                    APPLICATION

PLEASE TYPE or PRINT. See instructions to assist you in completing this application.
_______________________________________________________________________________
[1]    ANNUITANT Name                            Birth Date     Phone Number
       (First, Middle Initial, Last)             (mo/day/yr)    (    )

_______________________________________________________________________________
       Street Address                                           Sex
       (Number, Street Name and Apartment or Unit Number)       [_] M [_] F

_______________________________________________________________________________
       City, State & ZIP Code                    Social Security/Tax ID Number

_______________________________________________________________________________
OPTIONAL

       ADDITIONAL ANNUITANT Complete this section to name additional Annuitants. Not applicable for Qualified Contracts.

       Check one [_] Joint   [_] Contingent

       Name (First, Middle Initial, Last)         Birth Date  Annuitant's Spouse
                                                  (mo/day/yr)  [_] Yes   [_] No

_______________________________________________________________________________
       Street Address                                           Sex
       (Number, Street Name and Apartment or Unit Number)       [_] M [_] F

_______________________________________________________________________________
       City, State & ZIP Code                     Social Security/Tax ID Number

_______________________________________________________________________________
[2] If Owner(s) and Annuitant(s) are the same, it is not necessary to complete Section 2. If Trust is Owner, complete Trust Certification Form.

       OWNER Name (First, Middle Initial, Last)   Birth Date    Phone Number
                                                  (mo/day/yr)   (    )

_______________________________________________________________________________
       Street Address                                           Sex
       (Number, Street Name and Apartment or Unit Number)       [_] M [_] F

_______________________________________________________________________________
       City, State & ZIP Code                     Social Security/Tax ID Number


_______________________________________________________________________________
OPTIONAL

       ADDITIONAL OWNER Name                     Birth Date    Owner's Spouse
       (First, Middle Initial, Last) Complete    (mo/day/yr)   [_] Yes  [_] No
       this section to name additional owners.

_______________________________________________________________________________
       Street Address                                           Sex
       (Number, Street Name and Apartment or Unit Number)       [_] M [_] F

_______________________________________________________________________________
       City, State & ZIP Code                     Social Security/Tax ID Number

_______________________________________________________________________________
[3] BENEFICIARY Name (First, Middle Initial, Last) Use Special Requests section to provide additional Beneficiaries or Beneficiary information.
                                                   --
                                         Select One  [_] Primary  [_] Contingent

_______________________________________________________________________________
       ADDITIONAL BENEFICIARY Name (First, Middle Initial, Last)
                                         Select One  [_] Primary  [_] Contingent

________________________________________________________________________________
[4]    CONTRACT TYPE Select one
       [_] Non-Qualified   [_] SIMPLE IRA  [_] 401 (k)   [_] Keogh/HR10
       [_] Conduit IRA     [_] SEP-IRA     [_] 457       [_] TSA Transfer/403(b)
       [_] Contributory Roth IRA [_] Conversion Roth IRA [_] 401(a) Pension
       [_] IRA
       Also complete the SIMPLE/Roth form if the Contributory Roth IRA or SIMPLE IRA box is checked.
_______________________________________________________________________________
       QUALIFIED CONTRACT PAYMENT TYPE
       If no year is indicated, contribution defaults to current tax year.

       [_] Rollover. ........  $ ______
       [_] Contribution......  $ ______ for tax year _____
                               $ ______ for tax year _____
_______________________________________________________________________________
[5]    ISSUE STATE Abbreviate state name where application is signed

_______________________________________________________________________________
[6]    INITIAL PURCHASE PAYMENT Indicate the form of initial payment.
       [_] 1035 exchange/estimated transfer $______  [_] Amt. enclosed $______
_______________________________________________________________________________
[7] REPLACEMENT Will the purchase of this annuity replace or exchange any existing life insurance or annuity?

       [_] Yes [_] No  If yes, provide the information below and attach any required state replacement and/or 1035 exchange/transfer forms. Use the Special Requests section for additional insurance companies and contract numbers.

Insurance Company Name       Contract Number      Contract Type Being Replaced
                                                 [_] Life Insurance
                                                 [_] Fixed Annuity
                                                 [_] Variable Annuity
_______________________________________________________________________________
[8]     DEATH BENEFIT OPTION  Subject to      Select One
        state availability and age restric-   [_] Stepped-Up Death Benefit Rider
        tions.  If an optional rider is not   [_] Premier Death Benefit Rider
        selected, the Standard Death Benefit
        is the default.
_______________________________________________________________________________
A9808 8/98                        Page 1 of 3                        [BAR CODE]

                               OPTIONAL PROGRAMS

________________________________________________________________________________
[14] PRE-AUTHORIZED CHECKING FOR ADDITIONAL DEPOSITS Each month deduct from my account shown on the ATTACHED VOIDED CHECK, the amount indicated in the box at the right. Payments will be applied according to the allocations on this application or more current instructions, if any. To begin the plan, the first minimum installment must accompany this application.

      AMOUNT                      START DATE (mo/day/yr)
                                  Default Start Date is 30 days from issue date.
      $_____________________
________________________________________________________________________________
[15]  TRANSFERS
      Choose one of the four transfer options under Section A, then indicate a single source account and different target accounts.

         A. DOLLAR COST AVERAGING TRANSFER OPTIONS

            1.  [_]  Deplete the source account
            2.  [_]  Transfer $_______________ each time
            3.  [_]  Transfer __________% annually

            EARNINGS SWEEP TRANSFER OPTION

            4.  [_]  Sweep the previous period's earnings. Take from one of the following accounts.

                [_]  Fixed Option   [_]  Money Market  Not available if also
                                                       rebalancing.
________________________________________________________________________________
         B. NUMBER OF TRANSFERS  If option 2, 3 or 4 selected above, indicate
            number of transfers.   _____________________
________________________________________________________________________________
         C. TRANSFER FREQUENCY                            [_]  Monthly
            [_]  Quarterly        [_] Semi-Annually       [_]  Annually
________________________________________________________________________________
         D. START DATE (mo/day/yr)
            Default Start Date is 30 days from issue date.
________________________________________________________________________________
         E. SOURCE ACCOUNT  Complete if 1, 2 or 3 is selected above. Choose one.
              [_] Fixed                      [_] Equity
              [_] Money Market               [_] Bond & Income
              [_] High Yield Bond            [_] Equity Index
              [_] Managed Bond               [_] International
              [_] Govt. Securities           [_] Emerging Markets
              [_] Aggressive Equity          [_] [xxxxxxxxxxxxx]
              [_] Growth LT                  [_] [xxxxxxxxxxxxx]
              [_] Equity Income              [_] [xxxxxxxxxxxxx]
              [_] Multi-Strategy
________________________________________________________________________________
         F. TARGET ACCOUNT  Must be different than source account.
            Indicate either whole percentage or dollar amounts.
                 Money Market _______________              Equity ______________
              High Yield Bond _______________       Bond & Income ______________
                 Managed Bond _______________        Equity Index ______________
             Govt. Securities _______________       International ______________
            Aggressive Equity _______________    Emerging Markets ______________
                    Growth LT _______________       [xxxxxxxxxxx] ______________
                Equity Income _______________       [xxxxxxxxxxx] ______________
               Multi-Strategy _______________       [xxxxxxxxxxx] ______________
                 Total must equal 100% or total $ transfer amount ______________
________________________________________________________________________________
[16] PRE-AUTHORIZED WITHDRAWALS Withdrawal to be issued by check unless section G is completed and voided check attached.

         A. CHOOSE ONE WITHDRAWAL OPTION

              [_] $_____________ each time   [_] ________% annually
________________________________________________________________________________
         B. WITHDRAWAL AMOUNT TO BE  Will be "gross" if not selected

              [_] Net of Charges             [_] Gross of Charges
________________________________________________________________________________
         C. START DATE (mo/day/yr)  Default Start Date is 30 days from issue date.
________________________________________________________________________________
         D. TIME PERIOD  Enter either the number of months or years
              [_] Months ______________      [_] Years _______________
________________________________________________________________________________
         E. FEDERAL TAXES If not specified, the minimum 10% federal tax on Non-Qualified Contracts and IRAs will be withheld. Mandatory 20% on Qualified Contracts will be withheld. State mandated income tax will be withheld where required by law.
              [_] Do Not Withhold            [_] Withhold _________%.
________________________________________________________________________________
         F. SOURCE Choose one or more. Indicate either whole percentages or dollar amounts.

                 Money Market ____________          Equity Income ____________        Emerging Markets ____________
              High Yield Bond ____________         Multi-Strategy ____________         [xxxxxxxxxxxxx] ____________
                 Managed Bond ____________          Bond & Income ____________         [xxxxxxxxxxxxx] ____________
             Govt. Securities ____________           Equity Index ____________         [xxxxxxxxxxxxx] ____________
            Aggressive Equity ____________          International ____________         [xxxxxxxxxxxxx] ____________
                    Growth LT ____________   Total must equal either 100% or total $ withdrawal amount ____________

________________________________________________________________________________
         G. 3RD PARTY PAYEE - Name (First, Middle Initial, Last) Indicate name and address of payee, if other than owner. For direct deposit, a voided check must be attached.

            Name of Institution/Individual              Account Number

            ____________________________________________________________________
            Street Address (Number, Street Name and Apartment or Unit Number)

            ____________________________________________________________________
            City, State & ZIP Code

            ____________________________________________________________________

________________________________________________________________________________

A9808  8/98                       Page 2 of 3    1400-8A [BAR CODE APPEARS HERE]

________________________________________________________________________________
[9] TELEPHONE AUTHORIZATION By initialing, Pacific Life is authorized and directed to act on telephone instructions from any person(s) who can furnish proper identification. Pacific Life will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.

                                                          ______________________
                                                             Owner's Initials

                                                          ______________________
                                                          Joint Owner's Initials
________________________________________________________________________________
[10] ALLOCATION OPTIONS Indicate either whole percentages or dollar amounts. See instructions for portfolio manager name.

           Fixed __________    Aggressive Equity __________      Bond & Income __________  [XXXXXXXXXXXX] __________
    Money Market __________            Growth LT __________       Equity Index __________  [XXXXXXXXXXXX] __________
 High Yield Bond __________        Equity Income __________      International __________  [XXXXXXXXXXXX] __________
    Managed Bond __________       Multi-Strategy __________   Emerging Markets __________  [XXXXXXXXXXXX] __________
Govt. Securities __________               Equity __________
                                           Total must equal either 100% or total purchase payment amount __________
___________________________________________________________________________________________________________________

[11] REBALANCING [_] Yes, rebalance the variable accounts to the allocation percentages shown in Section 10.

     Choose one frequency.  [_]  Quarterly    [_]  Semi-Annually   [_]  Annually

                                                          Start Date (mo/day/yr)
________________________________________________________________________________
[12] SPECIAL REQUESTS  Attach letter if additional space is needed.



________________________________________________________________________________
[13] ANNUITY START DATE  Contract will annuitize on this date.
     Start date cannot be prior to the first Contract Anniversary.

                                                  Annuity Start Date (mo/day/yr)

________________________________________________________________________________
[17] STATEMENT OF APPLICANT My agent and I discussed my financial background and as a result I believe this Contract will meet my insurable needs and financial objectives. I have considered the appropriateness of full or partial replacement of any existing life insurance or annuity, if applicable. I understand that Contract Values may increase or decrease depending on the investment experience of the Variable Accounts. Contract Values under the Variable Accounts are variable and are not guaranteed. I UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT MAY VARY AS TO DOLLAR AMOUNT TO THE EXTENT THAT THEY ARE BASED ON THE INVESTMENT EXPERIENCE OF THE SELECTED PORTFOLIO(S).

          I have received prospectuses. I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief, and agree that this application will be part of the annuity Contract issued by Pacific Life. I acknowledge that corrections to my Contract may be made from the application. My acceptance of this Contract constitutes acceptance of these corrections. If there are joint applicants, the Contract, if issued, will be owned by the joint applicants as Joint Tenants With The Right of Survivorship and not as Tenants In Common.

          Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties. This Contract is not covered by an insurance guaranty fund or other solvency protection arrangement, therefore the policyholder bears the risk that the company will not fulfill its obligations under the Contract.

          My signature certifies, under penalty of perjury, that the taxpayer identification number provided is correct. I am not subject to backup withholding because: I am exempt; or I have not been notified that I am subject to backup withholding resulting from failure to report all interest or dividends; or I have been notified that I am no longer subject to backup withholding. (Strike out the preceding sentence if subject to backup withholding.) The IRS does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.


     ________  _________________    ________  __________________________________
       Date    Owner's Signature      Date    Joint/Contingent Owner's Signature


     ______________________________________   __________________________________
                Signed at City                            and State
     ___________________________________________________________________________
[18] AGENT'S STATEMENT  Will this Contract replace or change any existing life
     insurance or annuity in this or any other company?   [_]  Yes   [_]  No

     If yes, explain in Replacement section. I certify that I am authorized and qualified to discuss this Contract.

     I have explained to the applicant how the annuity will meet their insurable needs and financial objectives. I have discussed the appropriateness of replacement, if applicable.


     _______________________________   _________________   ____________________
     Agent's Full Name Please print.   Agent's Signature   Agent's SSN Required.

       (   )    -
     ____________________      ____________________     ________________________
     Agent's Phone Number      Broker/Dealer's Name     Brokerage Account Number
                                                                Optional

     Option   [_] A    [_] B   [_] C
     ___________________________________________________________________________

A9808 8/98                         Page 3 of 3                        [BAR CODE]

            PACIFIC VALUE VARIABLE ANNUITY APPLICATION INSTRUCTIONS

[1] ANNUITANTS/OWNERS: There are many combinations of Owner and Annuitant registrations which may result in different consequences.

[2] For example, the death of an Owner/Annuitant may have different consequences than the death of a nonowner annuitant. Joint or Contingent owners and/or Joint Annuitants cannot be named on qualified contracts. For IRAs, Owner and Annuitant must be the participant. For pension/profit sharing, 401(k) and Keogh/HR10 plans, name plan as Owner. For 403(b) plans, name participant as both Owner and Annuitant. Use the Special Requests section to clarify registrations. Spousal signatures may be required for certain actions in qualified contracts. Consult a tax adviser to properly structure qualified plans and effect transfers.

[3] BENEFICIARY: Beneficiaries will be joint if no boxes are checked. Joint beneficiaries will share equally with the rights of survivorship. In the event of death, with a spouse as a joint beneficiary, the Contract may not be continued. Beneficiary designations may be irrevocable. Please indicate this in the Special Requests section.

[4] TYPE OF PLAN: A Conduit IRA is used to move from a qualified plan with intent to move to another qualified plan at a later date. Subsequent contributions are not permitted. Transfer indicates a trustee to trustee or custodian to custodian transfer only. If initial payment represents both a rollover and a contribution, indicate amounts for each. Ensure the total matches the check. For a SIMPLE IRA, Pacific Life will only act as a Non-Designated Financial Institution.

[5]  ISSUE STATE: Indicate the state where the application is signed.

[6] INITIAL PURCHASE: Indicate the initial purchase payment in U.S. dollars. Initial Non-Qualified Contract minimum $10,000, $250 subsequent; Qualified minimum $2,000, $50 subsequent.

[7] REPLACEMENT: Complete and attach a Transfer/Exchange form and any required state replacement forms. Maximum purchase age of Annuitant is 75 years of age.

[8] DEATH BENEFIT ENHANCEMENT OPTIONS: Must be chosen at time of issue. If not marked, the option defaults to Standard Death Benefit. Please consult prospectus for charges.

[9] TELEPHONE AUTHORIZATION: If the Contract is jointly owned, both Owners must initial.

[10] ALLOCATION OPTIONS: Allocations must total 100% or equal total purchase payment. Portfolio managers are:

          Money Market...............Pacific Life
          High Yield Bond............Pacific Life
          Managed Bond...............PIMCO
          Govt. Securities...........PIMCO
          Aggressive Equity..........Alliance Capital
          Growth LT..................Janus
          Equity Income..............J.P. Morgan Investment
          Multi-Strategy.............J.P. Morgan Investment
          Equity.....................Goldman Sachs
          Bond & Income..............Goldman Sachs
          Equity Index...............Bankers Trust
          International..............Morgan Stanley
          Emerging Markets...........Blairlogie
          [xxxxxxxxxxxxxx]...........[xxxxxxxxxx]
          [xxxxxxxxxxxxxx]...........[xxxxxxxxxx]
          [xxxxxxxxxxxxxx]...........[xxxxxxxxxx]
          [xxxxxxxxxxxxxx]...........[xxxxxxxxxx]

[11] REBALANCING: Contract must be issued for at least 30 days. Actual start date may occur after date elected. If no date is chosen, rebalancing will occur on the first Business Day of the frequency selected and every period after. Variable account percentages will be prorated, excluding Fixed Option balances. The Fixed Option may not be rebalanced. If variable account rebalancing is chosen, then earnings sweep may be made only from the Fixed Option and not the Money Market. Additional purchase payments to accounts other than those selected on this application will not be rebalanced. To change allocations, complete a new transfer form.

[12] SPECIAL REQUESTS: Use this section to indicate special registrations and other instructions.

[13] ANNUITY START DATE: Annuity date cannot be prior to first Contract anniversary. For Non-Qualified plans, if no date is chosen, Annuity Date is the Annuitant's 95th birthday. For Qualified Plans, if no date is chosen, Annuity Date is April 1 of year after the Annuitant reaches age 70.

[14] PRE-AUTHORIZED CHECKING: Initial minimum purchase may be met over maximum of 12 months. The first installment must accompany this application. Monthly Non-Qualified Contract minimum $834, Qualified Contract minimum $167.

[15] TRANSFERS: Contract must be issued for at least 30 days. Actual start date may occur after date elected. Minimum source account value $5,000. Minimum initial transfer amount $250. TRANSFER DOLLARS: Last transfer will occur even if remaining balance is less than the amount selected. TRANSFER
     PERCENTAGES: Annual percentage will be divided by the frequency selected. EARNINGS SWEEP: if rebalancing, earnings sweep allowed only from the Fixed Option. If not rebalancing, earnings sweep allowed from either the Fixed Option or the Money Market Option.

[16] PRE-AUTHORIZED WITHDRAWALS: Contract must be issued for 30 days. Actual start date may occur after date elected. Minimum withdrawal $250. Annual percentage will be divided by the frequency selected. Net payment reflects deduction of fees and charges but will be further reduced by any taxes, if withholding is applicable and will be prorated from all investment options if none is selected. Withdrawals may be taken from Qualified Contracts if allowed by the plan.

[17] STATEMENT OF APPLICANT: This section contains information about the Contract, if issued. Please read it carefully.

[18] STATEMENT OF AGENT: Your agent must complete and sign this section.

[19] MAILING INSTRUCTIONS: Send this completed application with payment to:

             PACIFIC LIFE INSURANCE COMPANY
             PO Box 100060
             Pasadena, CA 91189-0060

     Send 1035 Exchange/Transfers to:

             PACIFIC LIFE INSURANCE COMPANY
             PO Box 7187
             1111 South Arroyo Parkway, Suite 430
             Pasadena, CA 91109-7187

     Or express mail address is:

             PACIFIC LIFE
             c/o FCNPC
             1111 South Arroyo Parkway, Suite 430
             Pasadena, CA 91105